UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 7, 2005
                                                          -------------


                              Peninsula Gaming, LLC
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             (Exact name of registrant as specified in its charter)


        Delaware                   333-88829                 20-0800583
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)              File Number)          Identification No.)


  3rd Street Ice Harbor, P.O. Box 1750, Dubuque, Iowa            52001
  ---------------------------------------------------            -----
      (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code 563-583-7005
                                                            ------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                 Diamond Jo, LLC
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             (Exact name of registrant as specified in its charter)


       Delaware                   333-88829                 42-1483875
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)              File Number)          Identification No.)


  3rd Street Ice Harbor, P.O. Box 1750, Dubuque, Iowa            52001
  ---------------------------------------------------            -----
      (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code 563-583-7005
                                                            ------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                        The Old Evangeline Downs, L.L.C.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Louisiana                   333-88829                 72-1280511
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)              File Number)          Identification No.)


  3rd Street Ice Harbor, P.O. Box 1750, Dubuque, Iowa            52001
  ---------------------------------------------------            -----
      (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code 563-583-7005
                                                            ------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     On March 7, 2005, the Company issued the press release  attached  hereto as
Exhibit 99.1.



Item 9.01 Financial Statement and Exhibits

     (c)  Exhibits

     The following exhibits are furnished as part of this Current Report on Form 8-K:

     99.1-Press Release issued March 7, 2005.


The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Peninsula Gaming, LLC

                                                By: /s/  M. Brent Stevens
                                                Name: M. Brent Stevens
                                                Title: Chief Executive Officer



                                                Diamond Jo, LLC

                                                By: /s/  M. Brent Stevens
                                                Name: M. Brent Stevens
                                                Title: Chief Executive Officer



                                                The Old Evangeline Downs, L.L.C.

                                                By: /s/  M. Brent Stevens
                                                Name: M. Brent Stevens
                                                Title: Chief Executive Officer





Dated: March 8, 2005

                                  EXHIBIT INDEX


    Exhibit
    Number
    -------
    99.1 - Press release issued March 7, 2005.